UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 13, 2020

 TCF FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-08185	38-2022454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 W. Fort Street, Suite 1800, Detroit, Michigan 48226
(Address of principal executive offices, including Zip Code)

(800) 867-9757
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of exchange on which registered)
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of the 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 13, 2020, TCF Financial Corporation (“TCF”) and Huntington Bancshares Incorporated (“Huntington”) issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of December 13, 2020, by and between TCF and Huntington pursuant to which, upon the terms and subject to the conditions set forth therein, TCF will merge with and into Huntington, with Huntington continuing as the surviving entity. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, TCF and Huntington provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Joint press release of TCF Financial Corporation and Huntington Bancshares Incorporated, dated December 13, 2020
99.2	Investor presentation of TCF Financial Corporation and Huntington Bancshares Incorporated, dated December 14, 2020
104	Interactive Data File

Caution Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of TCF and Huntington, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between TCF and Huntington; the outcome of any legal proceedings that may be instituted against TCF or Huntington; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where TCF and Huntington do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of TCF and Huntington successfully; and other factors that may affect the future results of TCF and Huntington. Additional factors that could cause results to differ materially from those described above can be found in TCF’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2020, each of which is on file with the SEC and available on TCF’s investor relations website, ir.tcfbank.com, under the heading “Financial Information” and in other documents TCF files with the SEC, and in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2019 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2020, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither TCF nor Huntington assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of TCF and Huntington and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving TCF and Huntington will be submitted to TCF’s shareholders and Huntington’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF TCF AND SHAREHOLDERS OF HUNTINGTON ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about TCF and Huntington, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to TCF Investor Relations, TCF Financial Corporation, 333 W. Fort Street, Suite 1800, Detroit, Michigan 48226, (866) 258-1807 or to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, HC0935, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007.

Participants in Solicitation

TCF, Huntington and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TCF and Huntington in connection with the proposed transaction under the rules of the SEC. Information regarding TCF’s directors and executive officers is available in its definitive proxy statement relating to its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2020, and other documents filed by TCF with the SEC. Information regarding Huntington’s directors and executive officers is available in its definitive proxy statement relating to its 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 12, 2020, and other documents filed by Huntington with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ David T. Provost
David T. Provost, Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt, Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated:  December 14, 2020